Farmers New World Life Insurance Company
Legal Department
3120 139th Avenue SE, Suite 300
Bellevue, Washington 98005
Garrett B. Paddor
General Counsel & Corporate Secretary
Direct: 206/275-8152
February 28, 2020	Main: 206/275-8140
Email: garrett.paddor@farmersinsurance.com

Securities and Exchange Commission

100 F Street N.E.

Washington, D.C. 20549

Re: Farmers Annuity Separate Account A

Commissioners:

Farmers New World Life Insurance Company, on behalf of Farmers Annuity Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), mailed to its contract owners the annual reports, for the period ending December 31, 2019, for each of the following underlying funds in which Registrant invests:

Calvert Variable Series, Inc. (File No. 811-03591)

The BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (File No. 811-07044)

BNY Mellon Variable Investment Fund (File No. 811-05125)

DWS Variable Series I (File No. 811-04257)

DWS Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products III (File No. 811-07205)

Fidelity Variable Insurance Products V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

We are also filing the cover letters that accompanied the annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

/s/ Garrett B. Paddor
Garrett B. Paddor
General Counsel and Corporate Secretary

Farmers New World Life Insurance Company Home Office: 3120 139th Ave SE, Suite 300 Bellevue, WA 98005 (206) 232-8400 Variable Policy Service Office: PO Box 724208 Atlanta, GA 31139 (877) 376-8008

February 28, 2020

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing annual reports to our Farmers Variable Life Insurance and Variable Annuity customers.

Your annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of December 31, 2019. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

Also, please take note of our e-Delivery service, where you can access policy information and choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly. To sign up, “Register” your policy at www.farmers.com then select “My Profile” and “Paperless preferences.”

We appreciate your business and look forward to continuing to serve your insurance needs.

Sincerely, Michael Hoetzel Financial Service Operations

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

Securities distributed by Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361 / (818) 584-0200 Member FINRA

Farmers New World Life Insurance Company

Home Office: 3120 139th Ave SE, Suite 300

Bellevue, WA 98005

(206) 232-8400

Variable Policy Service Office:

PO Box 724208

Atlanta, GA 31139

(877) 376-8008                         VIA Electronic Delivery

February 28, 2020

Dear Farmers Client:

You have consented to the delivery of fund company annual and semi-annual reports in electronic format.

Included with this letter is a menu listing the individual fund company annual reports which are available for your viewing. These reports provide an update on the relevant portfolios’ performance as of December 31, 2019. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the information is helpful. If you have any questions concerning your policy or contract or you wish to receive these reports in paper format, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

We appreciate your business and look forward to continuing to serve your insurance needs.

Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Michael Hoetzel

Financial Service Operations

Beginning on May 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Farmers New World Life Insurance Company or your broker dealer Farmers Financial Solutions. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications related to your variable insurance product electronically by following the instructions provided by Farmers New World Life Insurance Company. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling the Service Center at 1-877-376-8008, or mailing your request to P.O. Box 724208, Atlanta, Georgia 31139. Your election to receive reports in paper will apply to all funds held with Farmers New World Life Insurance Company.

Securities distributed by Farmers Financial Solutions, LLC, 31051 Agoura Road, Westlake Village, CA 91361 / (818) 584-0200 Member FINRA